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                                                                   Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation in the Post-Effective Amendment No. 1 to the Registration Statement (Form S-3 No. 333-69595) of Platinum Entertainment Inc. and related Prospectus of our report dated April 14, 1999, with respect to the consolidated financial statements and schedules of Platinum Entertainment included in this annual report (Form 10-K) for the year ended December 31, 1998.




                                                         ERNST & YOUNG LLP


Chicago, Illinois
April 14, 1999